Supplement Dated November 8, 2010

To

Prospectuses Dated May 3, 2010

This supplement is intended for distribution with prospectuses dated May 3, 2010 for variable life insurance contracts of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses bear the titles:

Medallion Executive Variable Life	Majestic Performance Survivorship Variable
Medallion Executive Variable Life II	Universal Life
Medallion Executive Variable Life III	Performance Executive Variable Life
Majestic Variable Universal Life	Medallion Variable Universal Life Plus
Majestic Variable Universal Life 98	Medallion Variable Universal Life Edge
Variable Master Plan Plus	Medallion Variable Universal Life Edge II
Majestic Variable COLI	VUL Accumulator
Variable Estate Protection	EPVUL
Majestic Variable Estate Protection	Accumulation VUL
Majestic Variable Estate Protection 98	VUL Protector
Variable Estate Protection Plus	SPVL
Variable Estate Protection Edge	Survivorship VUL
Performance Survivorship Variable Universal Life	Protection Variable Universal Life

Portfolio Mergers

Effective after the close of business on November 5, 2010, the portfolios of John Hancock Trust listed below under “Acquired Portfolios” merged into the corresponding John Hancock Trust portfolio listed below under “Acquiring Portfolios.”

Acquired Portfolios	Acquiring Portfolios

U.S. High Yield Bond	High Yield

Strategic Bond	Strategic Income Opportunities

As a result, you will not be able to allocate your policy value or any premium payments to an investment account corresponding with one of the Acquired Portfolios after November 5, 2010. You should disregard any reference in the product prospectus to the Acquired Portfolios.

Portfolio Additions

We revise the list of investment accounts on the first page of the prospectus to add the following investment accounts to your policy, which invest in corresponding portfolios of the John Hancock Trust.

American Global Growth	American High-Income Bond

American Global Small Capitalization	Ultra Short Term Bond

We add the following disclosure under Table of Investment Options and Investment Subadvisers:

Portfolio	Portfolio Manager	Investment Objective
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of American Funds Insurance Series. The Global Growth portfolio invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth. The portfolio may invest a portion of its assets in common stocks and other securities of companies in countries with developing economies and/or markets. The portfolio expects to be invested in numerous countries around the world.
American Global Small Capitalization	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Small Capitalization Fund, a series of American Funds Insurance Series. Under normal circumstances, the Global Small Capitalization Fund invests primarily in stocks of smaller companies located around the world. Normally, the Global Small Capitalization portfolio invests at least 80% of its net assets in growth-oriented common stocks and other equity securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, measured at the time of purchase.
American High-Income Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide a high level of current income and, secondarily, capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the High-Income Bond Fund, a series of American Funds Insurance Series. The portfolio invests primarily in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by a nationally recognized statistical rating organization or unrated but determined by the master fund’s investment adviser to be of equivalent quality), including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.”

Portfolio	Portfolio Manager	Investment Objective
Ultra Short Term Bond	MFC Global Investment Management Services, LLC	To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital. Under normal circumstances, the portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The portfolio may also invest in cash and cash equivalents.

You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

VLI ProdSupp(V2) 11/2010

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